UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 19, 2022

COTERRA ENERGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	CTRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 19, 2022, Coterra Energy Inc. (the “Company”) issued a press release announcing that it issued notices of redemption (the “Notices”) with respect to its 4.375% Senior Notes due 2024 (the “Coterra 2024 Notes”) and the 4.375% Senior Notes due 2024 (the “Cimarex 2024 Notes” and, together with the Coterra 2024 Notes, the “Notes”) of Cimarex Energy Co., the Company’s subsidiary. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information furnished in this Item 7.01 and the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On September 19, 2022, the Company issued Notices with respect to the redemption of the Notes. The Company (i) gave holders of the Coterra 2024 Notes notice that, on September 29, 2022 (the “Coterra Notes Redemption Date”), the Company will redeem $705,495,000 aggregate principal amount of the outstanding Coterra 2024 Notes, representing all of the outstanding Coterra 2024 Notes, and (ii) gave holders of the Cimarex 2024 Notes notice that, on October 19, 2022 (the “Cimarex Notes Redemption Date” and, together with the Coterra Notes Redemption Date, each a “Redemption Date”), the Company will redeem $44,497,000 aggregate principal amount of the Cimarex 2024 Notes, representing all of the outstanding Cimarex 2024 Notes. The redemption price for each series of Notes will be equal to the greater of (i) 100% of the principal amount thereof and (ii) the "make-whole" redemption premium specified in the respective indenture governing such series of Notes, plus, in either case, accrued and unpaid interest to the respective Redemption Date for each series of Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by Coterra Energy Inc. dated September 19, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTERRA ENERGY INC.

By:	/s/ Francis B. Barron
Francis B. Barron
Senior Vice President-General Counsel

Date: September 19, 2022